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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K



                              CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




                              MARCH 12, 2002
             DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)




                        SABRE HOLDINGS CORPORATION
          (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




          DELAWARE                     1-12175                   75-2662240
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NO.)         (IRS EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)





                             3150 SABRE DRIVE
                          SOUTHLAKE, TEXAS 76092
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (682) 605-1000





                               FORMER ADDRESS:
                        4255 AMON CARTER BOULEVARD
                          FORT WORTH, TEXAS 76155
       (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)





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ITEM 9.         REGULATION FD DISCLOSURE.

         On March 12, 2002, Registrant will distribute "The Edge" to the public and the investment community. The Edge is a periodic newsletter for the investment community that is designed to provide updates regarding events and developments affecting the Registrant, as well as the Registrant's revenue and earnings outlook. The current edition of The Edge will be available on the "Investor Relations" section of Registrant's Web site at WWW.SABRE.COM beginning on March 12, 2002.

         This issue of The Edge addresses the recently announced implementation of a direct connection to the Sabre system for Choice Hotels International. This issue also highlights the completion of Sabre's purchase of David R. Bornemann Associates, a privately held developer of scheduling and operations software for the aviation industry. The Edge also highlights a GetThere customer's success in utilizing the GetThere corporate online booking tool. In addition, The Edge also reviews Sabre's recently announced new booking fee pricing, which became effective on February 1, 2002.

         This issue of The Edge also summarizes financial highlights and bookings for the fourth quarter of 2001 and updates Sabre's global and regional bookings share. Additionally, The Edge also provides financial results by segment for the year ended December 31, 2001. This issue also gives management's financial outlook for the first quarter of 2002 and the 2002 fiscal year.

CAUTIONARY NOTICE ABOUT FORWARD-LOOKING STATEMENTS

         Statements in this report and in the newsletter referred to herein which are not purely historical facts, including statements about forecasted revenue or earnings growth, cost estimates, expected operating margins or cash flow, future bookings outlook, or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to Sabre on the date this newsletter was issued. Sabre undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to: airlines limiting their participation in travel marketing and distribution services; and Sabre's revenues being highly dependent on the travel and transportation industries. Sabre may not succeed in addressing these and other risks. Further information regarding factors that could affect Sabre's financial and other results can be found in the risk factors section of Sabre's most recent filing on Form 10-K with the Securities and Exchange Commission.


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                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SABRE HOLDINGS CORPORATION





                                             By: /s/ James F. Brashear
                                                 ------------------------------
                                             Name:     James F. Brashear
                                             Title:    Corporate Secretary



Date: March 12, 2002
















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